Goodwill, Net	12 Months Ended
May 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Net
12.	GOODWILL, NET

Goodwill, net, consisted of the following:

	As of May 31,
	2017	2018
	US$	US$
Beginning balance	10,545	15,765
Acquisition	5,516	16,192
Exchange differences	(296)	1,454

Ending balance	15,765	33,411
Accumulated impairment	(1,682)	(1,682)

Goodwill, net	14,083	31,729

The goodwill reflects the excess of the consideration paid or transferred over the fair values of the identifiable net assets acquired. The Company acquired Tongwen Gaokao and Tongwen High School (collectively “Tongwen”) in September 2008. For the fiscal year ended May 31, 2017, the Group performed its annual goodwill impairment testing and determined there was an impairment. As a result, the entire balance of goodwill associated with Tongwen and amounting to US$1,682 was written off. The Group did not incur impairment loss for the year ended May 31, 2018.